Exhibit 10.2

Execution Copy

FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of this 28th day of February, 2020, by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, in its capacity as Facility Administrator (the “Facility Administrator”), CREDIT SUISSE AG, NEW YORK BRANCH, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”), the Lenders and the Funding Agents representing a group of Lenders party to the Credit Agreement (defined below) (together with the Borrower, the Administrative Agent, the Lenders and the Facility Administrator, the “Parties”), and amends that certain Credit Agreement, dated as of September 6, 2019, as amended by that certain First Amendment to Credit Agreement, dated as of December 2, 2019, as further amended by that certain Consent and Second Amendment to Credit Agreement, dated as of December 31, 2019, and as further amended by that certain Third Amendment to Credit Agreement, dated as of January 31, 2020 (as may be further amended, modified, restated, supplemented or extended prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Facility Administrator, the Administrative Agent, the Lenders and the Funding Agents representing a group of Lenders party thereto, Wells Fargo Bank, National Association, in its capacity as Paying Agent, and U.S. Bank National Association, in its capacity as Verification Agent. Capitalized terms used herein have the meanings set forth in the Credit Agreement.
RECITALS
WHEREAS, the Parties hereto desire to amend the Credit Agreement in accordance with Section 10.2(A) thereof as set forth in Section 1 hereof.
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Amendments to the Credit Agreement. Upon execution of this Amendment, the Credit Agreement shall be, and it hereby is, amended as follows:
(i)    The definition of “Aggregate Commitment” in Exhibit A to the Credit Agreement is hereby amended and restated as follows:
““Aggregate Commitment” shall mean, on any date of determination, the sum of the Commitments then in effect. The Aggregate Commitment as of February 28, 2020 shall be equal to $200,000,000.”
(ii)    The second sentence of the definition of “Class A Aggregate Commitment” in Exhibit A to the Credit Agreement is hereby amended and restated as follows:
“The Class A Aggregate Commitment as of February 28, 2020 shall be equal to $175,000,000.”

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(iii)    The definition of “Class A Maximum Facility Amount” in Exhibit A to the Credit Agreement is hereby amended and restated as follows:
““Class A Maximum Facility Amount” shall mean $175,000,000.”
(iv)    The second sentence of the definition of “Class B Aggregate Commitment” in Exhibit A to the Credit Agreement is hereby amended and restated as follows:
“The Class B Aggregate Commitment as of February 28, 2020 shall be equal to $25,000,000.”
(v)    The definition of “Class B Maximum Facility Amount” in Exhibit A to the Credit Agreement is hereby amended and restated as follows:
““Class B Maximum Facility Amount” shall mean $25,000,000.”
(vi)    The definition of “Contribution Agreement” in Exhibit A to the Credit Agreement is hereby amended and restated as follows:
““Contribution Agreement” shall mean, collectively, (a) each Contribution Agreement, by and among the Assignors and the Seller, related to TEP IV-A, (b) that certain Contribution and Assignment Agreement, dated as of the Closing Date, by and among Parent, TEP Inventory and the Seller, related to TEP IV-A, (c) that certain Transfer Agreement, dated as of December 31, 2019, by and among Parent, TEP Inventory and the Seller, related to TEP IV-B, (d) that certain Contribution Agreement, dated as of February 28, 2020, by and among the Assignors and the Seller, related to TEP IV-C, and (e) that certain Contribution and Assignment Agreement, dated as of February 28, 2020, by and among Parent, TEP Inventory and the Seller, related to TEP IV-C.”
(vii)    The definition of “Excess Concentration Amount” in Exhibit A to the Credit Agreement is hereby amended and restated as follows:
““Excess Concentration Amount” shall mean the dollar amount specified as such on Schedule III of a Borrowing Base Certificate; provided, that for the periods (i) commencing on the Closing Date and ending May 12, 2020 and (ii) commencing on the effective date of a Takeout Transaction and ending ninety (90) days thereafter, lines 34, 37 and 40 thereof shall not be included in the calculation of the Excess Concentration Amount.”

(viii)    The definition of “Maximum Facility Amount” in Exhibit A to the Credit Agreement is hereby amended and restated as follows:
““Maximum Facility Amount” shall mean $200,000,000.”

2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(ix)    The reference to “$87,500,000” in Schedule I of Exhibit B-1 of the Credit Agreement is hereby replaced with “$175,000,000”.
(x)    The reference to “$12,500,000” in Schedule II of Exhibit B-1 of the Credit Agreement is hereby replaced with “$25,000,000”.
(xi)    Exhibit D-1 of the Credit Agreement is hereby replaced in its entirety with Exhibit D-1 attached hereto as Exhibit A.
(xii)    Exhibit D-2 of the Credit Agreement is hereby replaced in its entirety with Exhibit D-2 attached hereto as Exhibit B.
(xiii)    Exhibit E of the Credit Agreement is hereby replaced in its entirety with Exhibit E attached hereto as Exhibit C.
(xiv)    Schedule VIII of the Credit Agreement is hereby replaced in its entirety with Schedule VIII attached hereto as Exhibit D.
2.Representations and Warranties. Each of the Borrower and the Facility Administrator represents and warrants as of the date of this Amendment as follows:
(i)this Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable insolvency laws and general principles of equity (whether considered in a proceeding at law or in equity);
(ii)the execution, delivery and performance by it of this Amendment are within its powers, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under (i) any of its organizational documents, (ii) any agreement or other instrument which may be binding upon it, or (iii) any law, governmental regulation, court decree or order applicable to it or its properties, except, in each case, where such conflict, violation or event of default could not reasonably be expected to result in a Material Adverse Effect;
(iii)it has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted except where the failure to obtain such licenses, authorizations, consents and approvals would not result in a Material Adverse Effect; and
(iv)the representations and warranties of such party set forth in the Transaction Documents to which it is a party are true and correct in all material respects (except to the extent there are already materiality qualifiers therein) as of the date hereof.
Each of the Borrower and the Facility Administrator represents and warrants that (i) immediately prior to this Amendment, no Potential Default, Event of Default, Potential Amortization Event or Amortization Event has occurred and is continuing and (ii) no Potential Default, Event of Default,

3
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Potential Amortization Event or Amortization Event will occur as a result of the execution of this Amendment.
3.Effect of Amendment. This Amendment shall not in any manner constitute or be construed to constitute a novation, discharge, forgiveness, extinguishment or release of any obligation under the Credit Agreement or the other Transaction Documents or to keep and perform any of the terms, conditions, agreements contained in therein. Except as expressly amended and modified by this Amendment, all provisions of the Credit Agreement shall remain in full force and effect and each reference to the Credit Agreement and words of similar import in the Transaction Documents shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as set forth herein. This Amendment is a Transaction Document.
4.No Release or Novation; Ratification of Related Documents; Binding Effect. Nothing contained herein and nothing done pursuant hereto shall affect or be construed to affect or to release the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Indebtedness under the Credit Agreement and the other Transaction Documents. Except as expressly provided herein, (i) nothing herein shall limit in any way the rights and remedies of the Secured Parties under the Credit Agreement and the other Transaction Documents, and (ii) the terms and conditions of the Credit Agreement and the other Transaction Documents remain in full force and effect and are hereby ratified and affirmed. The Borrower hereby ratifies and affirms all of its promises, covenants and obligations to promptly and properly pay any and all sums due under the Credit Agreement and the other Transaction Documents, as amended by this Amendment and to promptly and properly perform and comply with any and all of its obligations, duties and agreements pursuant thereto, as modified hereby or in connection herewith. This Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.
5.Entire Agreement; Effectiveness. This Amendment constitutes the entire agreement among the Parties with respect to the matters dealt with herein. All previous documents, undertakings and agreements, whether verbal, written or otherwise, among the Parties with respect to the subject matter of this Amendment, are hereby cancelled and superseded and shall not affect or modify any of the terms or obligations set forth in this Amendment. Upon the execution of this Amendment, this Amendment shall be binding upon and inure to the benefit of the Parties.
6.Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.
7.Incorporation By Reference. Sections 10.9 (Governing Law), 10.10 (Jurisdiction), 10.11 (Waiver of Jury Trial), 10.20 (Non-Petition) and 10.21 (Non-Recourse) of the Credit Agreement hereby are incorporated by reference as if fully set forth in this Amendment mutatis mutandis.

4
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

8.Counterparts. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e‑mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature Pages Follow]

5
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written above.
SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:	_/s/ Walter A. Baker_______________
Name: Walter A. Baker
Title: Executive Vice President, General Counsel and Secretary

SUNNOVA TE MANAGEMENT, LLC, as Facility Administrator

By:	_/s/ Walter A. Baker________________
Name: Walter A. Baker
Title: Executive Vice President, General Counsel and Secretary

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent and as a Funding Agent

By:	__/s/ Kevin Quinn____________
Name: Kevin Quinn
Title: Vice President

By:	_/s/ Jeffrey Traola_____________
Name: Jeffrey Traola
Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	_/s/ Kevin Quinn________________
Name: Kevin Quinn
Title: Authorized Signatory

By:	_/s/ Jeffrey Traola_______________
Name: Jeffrey Traola
Title: Authorized Signatory

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

MOUNTCLIFF FUNDING LLC, as a Conduit Lender

By:	_/s/ Josh Borg_________________
Name: Josh Borg
Title: Authorized Signatory

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Exhibit A

[see attached]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT D-1
FORM OF CLASS A LOAN NOTE
CLASS A LOAN NOTE
Up to $[________]    [DATE]
New York, New York
Reference is made to that certain Credit Agreement, dated as of September 6, 2019 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, as Facility Administrator, CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent for the Lenders (including any Conduit Lender) that may become parties thereto, the Lenders, Wells Fargo Bank, National Association, as Paying Agent, and U.S. Bank National Association, as Verification Agent. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
FOR VALUE RECEIVED, the Borrower hereby promises to pay CREDIT SUISSE AG, NEW YORK BRANCH, as Class A Funding Agent, for the benefit of the Class A Lenders in its Class A Lender Group (the “Class A Loan Note Holder”) on the Maturity Date or such earlier date as provided in the Credit Agreement, in immediately available funds in lawful money of the United States the principal amount of up to [__________] ($[________]) or, if less, the aggregate unpaid principal amount of all Class A Advances made by the Class A Lenders in the Class A Loan Note Holder’s Class A Lender Group to the Borrower pursuant to the Credit Agreement together with all accrued but unpaid interest thereon.
The Borrower also agrees to pay interest in like money to the Class A Loan Note Holder, for the benefit of the Class A Lenders in its Class A Lender Group, on the unpaid principal amount of each such Class A Advance from time to time from the date hereof until payment in full thereof at the rate or rates and on the dates set forth in the Credit Agreement.
This Class A Loan Note is one of the Loan Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein and is secured by the Collateral.
In the event of any inconsistency between the provisions of this Class A Loan Note and the provisions of the Credit Agreement, the Credit Agreement will prevail.
THIS CLASS A LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5‑1401

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

AND 5‑1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS CLASS A LOAN NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS CLASS A LOAN NOTE, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS CLASS A LOAN NOTE OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CLASS A LOAN NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS CLASS A LOAN NOTE.
This Class A Loan Note may be transferred or assigned by the holder hereof at any time, subject to compliance with the Credit Agreement and any applicable law. This Class A Loan Note shall be binding upon the Borrower and shall inure to the benefit of the holder hereof and its successors and assigns. The obligations and liabilities of the Borrower hereunder may not be assigned to any Person without the prior written consent of the holder hereof. Any such assignment in violation of this paragraph shall be void and of no force or effect.
Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.
[Signature page follows.]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, this Class A Loan Note has been duly executed and delivered on behalf of the Borrower by its duly authorized officer on the date and year first written above.
SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:    ____________________________________
Name:
Title:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Exhibit B

[see attached]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT D-2
FORM OF CLASS B LOAN NOTE
CLASS B LOAN NOTE
Up to $[________]    [DATE]
New York, New York
Reference is made to that certain Credit Agreement, dated as of September 6, 2019 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, as Facility Administrator, CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent for the Lenders (including any Conduit Lender) that may become parties thereto, the Lenders, Wells Fargo Bank, National Association, as Paying Agent, and U.S. Bank National Association, as Verification Agent. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
FOR VALUE RECEIVED, the Borrower hereby promises to pay CREDIT SUISSE AG, NEW YORK BRANCH, as Class B Funding Agent, for the benefit of the Class B Lenders in its Class B Lender Group (the “Class B Loan Note Holder”) on the Maturity Date or such earlier date as provided in the Credit Agreement, in immediately available funds in lawful money of the United States the principal amount of up to [__________] ($[________]) or, if less, the aggregate unpaid principal amount of all Class B Advances made by the Class B Lenders in the Class B Loan Note Holder’s Class B Lender Group to the Borrower pursuant to the Credit Agreement together with all accrued but unpaid interest thereon.
The Borrower also agrees to pay interest in like money to the Class B Loan Note Holder, for the benefit of the Class B Lenders in its Class B Lender Group, on the unpaid principal amount of each such Class B Advance from time to time from the date hereof until payment in full thereof at the rate or rates and on the dates set forth in the Credit Agreement.
This Class B Loan Note is one of the Loan Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein and is secured by the Collateral.
In the event of any inconsistency between the provisions of this Class B Loan Note and the provisions of the Credit Agreement, the Credit Agreement will prevail.
THIS CLASS B LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5‑1401

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

AND 5‑1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS CLASS B LOAN NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS CLASS B LOAN NOTE, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS CLASS B LOAN NOTE OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CLASS B LOAN NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS CLASS B LOAN NOTE.
This Class B Loan Note may be transferred or assigned by the holder hereof at any time, subject to compliance with the Credit Agreement and any applicable law. This Class B Loan Note shall be binding upon the Borrower and shall inure to the benefit of the holder hereof and its successors and assigns. The obligations and liabilities of the Borrower hereunder may not be assigned to any Person without the prior written consent of the holder hereof. Any such assignment in violation of this paragraph shall be void and of no force or effect.
Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.
[Signature page follows.]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, this Class B Loan Note has been duly executed and delivered on behalf of the Borrower by its duly authorized officer on the date and year first written above.
SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:    ____________________________________
Name:
Title:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Exhibit C

[see attached]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT E
COMMITMENTS

Class A Commitments:

The Class A Aggregate Commitment
Credit Suisse AG, Cayman Islands Branch	$[***]
Total:	$175,000,000

Class B Commitments:

The Class B Aggregate Commitment
Credit Suisse AG, Cayman Islands Branch	$[***]
Total:	$25,000,000

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Exhibit D

[see attached]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Final Form
SCHEDULE VIII

TAX EQUITY DEFINITIONS

Financing Funds

1.	Sunnova TEP IV-A, LLC, a Delaware limited liability company (“TEP IV-A”)

2.	Sunnova TEP IV-B, LLC, a Delaware limited liability company (“TEP IV-B”)

3.	Sunnova TEP IV-C, LLC, a Delaware limited liability company (“TEP IV-C”)

Financing Fund LLCAs

1.
With respect to TEP IV-A, the Amended and Restated Limited Liability Company Agreement, dated as of August 16, 2019, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP IV-A LLCA”)

2.
With respect to TEP IV-B, the Amended and Restated Limited Liability Company Agreement, dated as of December 31, 2019, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP IV-B LLCA”)

3.
With respect to TEP IV-C, the Amended and Restated Limited Liability Company Agreement, dated as of February 28, 2020, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP IV-C LLCA”)

Management Agreements

1.	Management Agreement, dated as of August 16, 2019, by and between the Manager and TEP IV-A (“TEP IV-A Management Agreement”)

2.	Management Agreement, dated as of December 31, 2019, by and between the Manager and TEP IV-B (“TEP IV-B Management Agreement”)

3.	Management Agreement, dated as of February 28, 2020 by and between the Manager and TEP IV-C (“TEP IV-C Management Agreement”)

Managers

1.	Sunnova TE Management, LLC, a Delaware limited liability company

Managing Members

1.	Sunnova TEP IV-A Manager, LLC, a Delaware limited liability company

2.	Sunnova TEP IV-B Manager, LLC, a Delaware limited liability company

3.	Sunnova TEP IV-C Manager, LLC, a Delaware limited liability company

Managing Member Interests

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

1.    The Class B Interest in TEP IV-A
2.    To the extent the TEP IV-A Purchase Option is exercised, the Class A Interest in TEP IV-A
3.    The Class B Interest in TEP IV-B
4.    To the extent the TEP IV-B Purchase Option is exercised, the Class A Interest in TEP IV-B
5.    The Class B Interest in TEP IV-C
6.    To the extent the TEP IV-C Purchase Option is exercised, the Class A Interest in TEP IV-C

Master Purchase Agreements

1.	Master Purchase Agreement, dated as of August 16, 2019, between Sunnova TEP Developer, LLC and TEP IV-A (“TEP IV-A MPA”)

2.	Development and Purchase Agreement, dated as of December 31, 2019, by and between Sunnova TEP Developer, LLC and TEP IV-B (“TEP IV-B DPA”)

3.	Master Purchase Agreement, dated as of February 28, 2020 between Sunnova TEP Developer, LLC and TEP IV-C (“TEP IV-C MPA”)

Purchase Options

1.	“TEP IV-A Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP IV-A

2.	“TEP IV-B Purchase Option” means the right of the applicable Managing Member to purchase the related Tax Equity Investor’s interest in TEP IV-B

3.	“TEP IV-C Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP IV-C

Servicing Agreements

1.	Servicing Agreement, dated as of August 16, 2019, by and among the Manager, TEP IV-A and GreatAmerica Portfolio Services Group LLC (“TEP IV-A Servicing Agreement”)

2.	Servicing Agreement, dated as of December 31, 2019, by and among the Manager, TEP IV-B and GreatAmerica Portfolio Services Group LLC (“TEP IV-B Servicing Agreement”)

3.	Servicing Agreement, dated as of February 28, 2020, by and among the Manager, TEP IV-C and GreatAmerica Portfolio Services Group LLC (“TEP IV-C Servicing Agreement”)

Tax Equity Financing Documents

TEP IV-A

1.	Guaranty, dated as of August 16, 2019, by Parent for the benefit of the applicable Tax Equity Investor

2.	TEP IV-A Management Agreement

3.	TEP IV-A Servicing Agreement

4.	TEP IV-A MPA

5.	TEP IV-A LLCA

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

3.	Deposit Account Control Agreement, dated as of August 16, 2019, by and between TEP IV-A, the applicable Tax Equity Investor, and Texas Capital Bank, N.A., a national banking association

TEP IV-B

1.	Guaranty, dated as of December 31, 2019, by Parent for the benefit of the applicable Tax Equity Investor

2.	TEP IV-B Management Agreement

3.	TEP IV-B Servicing Agreement

4.	TEP IV-B DPA

5.	TEP IV-B LLCA

6.	Blocked Account Control Agreement, dated as of December 31, 2019, by and among TEP IV-B, the applicable Tax Equity Investor, and JPMorgan Chase Bank, N.A., a national banking association

TEP IV-C

1.	Guaranty, dated as of February 28, 2020, by Parent for the benefit of the applicable Tax Equity Investor

2.	TEP IV-C Management Agreement

3.	TEP IV-C Servicing Agreement

4.	TEP IV-C MPA

5.	TEP IV-C LLCA

6.	Blocked Account Control Agreement, dated as of February 28, 2020, by and between TEP IV-C, the applicable Tax Equity Investor, and JPMorgan Chase Bank, N.A., a national banking association

Tax Equity Investors

1.	With respect to TEP IV-A, JPM Capital Corporation, a Delaware corporation

2.	With respect to TEP IV-B, BAL Investment & Advisory, Inc., a Delaware corporation

3.	With respect to TEP IV-C, JPM Capital Corporation, a Delaware corporation

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.